Operating and Capital Leases	12 Months Ended
Dec. 31, 2013
Operating and Capital Leases
Operating and Capital Leases

11. Operating and Capital Leases

        The Company leases office and warehouse space under both cancelable and non-cancelable operating leases. Rental expense under operating lease agreements during the years ended December 31, 2013, 2012 and 2011 was $7.2 million, $5.1 million and $3.2 million, respectively. It is expected that in the normal course of business, operating leases that expire generally will be renewed or replaced by similar leases.

        At December 31, 2013 and 2012, the amount of property and equipment, net, recorded under capital leases was $7.4 million and $8.7 million, respectively (note 4). This amount primarily relates to certain video equipment and vehicles. Depreciation of assets under capital lease is included in depreciation and amortization in our consolidated statements of operations.

        As of December 31, 2013, future capital and operating lease commitments are as follows (in millions):

	Capital Leases	Operating Leases
Year ended December 31, 2014	$2.8	$7.5
Year ended December 31, 2015	2.4	6.9
Year ended December 31, 2016	1.6	6.2
Year ended December 31, 2017	1.0	5.3
Year ended December 31, 2018	0.1	4.4
Thereafter	—	5.0

Total minimum lease payments	$7.9	$35.3

Less imputed interest	(0.4)

Present value of minimum capital lease payments	7.5
Less current portion	2.6

Long-term capital lease obligations	$4.9

        The Company also rents utility poles used in its operations. Generally, pole rentals are cancellable on short notice, but the Company anticipates that such rentals will recur. Rent expense for pole rental attachments was $7.6 million, $4.6 million and $2.0 million for the years ended December 31, 2013, 2012 and 2011, respectively.